DYNEGY INC.

LETTER OF TRANSMITTAL AND CONSENT

OFFER TO CONVERT

Dynegy Inc.

4.75% Convertible Subordinated Debentures due 2023

for

Cash and Shares of Dynegy Inc. Class A Common Stock

and

CONSENT SOLICITATION

Pursuant to, and subject to the terms and conditions described in, the Prospectus and Solicitation Statement dated April 5, 2006 and this Letter of Transmittal and Consent

THE OFFER TO CONVERT AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 13, 2006, UNLESS EXTENDED OR TERMINATED BY US (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). IN ORDER FOR HOLDERS OF THE DEBENTURES TO PARTICIPATE IN THE OFFER AND CONSENT SOLICITATION AND RECEIVE THE OFFER CONSIDERATION (AS DEFINED BELOW), SUCH HOLDERS MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR DEBENTURES AND DELIVER THEIR RELATED CONSENTS TO THE PROPOSED AMENDMENTS (AS DEFINED BELOW) TO THE INDENTURE (AS DEFINED BELOW) TO THE CONVERSION AGENT AT OR PRIOR TO THE EXPIRATION DATE. TENDERED DEBENTURES MAY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED AT ANY TIME AT OR PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER.

The Conversion Agent for the Offer and Consent Solicitation is:

Wilmington Trust Company

By Registered or Certified Mail; Hand or Overnight Delivery: Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-1615 Attention: Alisha Clendaniel	By Facsimile (for Eligible Institutions only): (302) 636-4139 Confirm Facsimile by telephone: (302) 636-6470

Delivery of this Letter of Transmittal and Consent to an address, or transmission of this Letter of Transmittal and Consent to a facsimile number, other than those set forth above does not constitute a valid delivery. The instructions accompanying this Letter of Transmittal and Consent should be read carefully before this Letter of Transmittal and Consent is completed.

Capitalized terms used but not defined herein shall have the meaning given them in the Prospectus and Solicitation Statement of Dynegy Inc., an Illinois corporation (the “Company”), dated April 5, 2006 (as the same may be amended or supplemented from time to time, the “Prospectus”).

The undersigned hereby acknowledges receipt of the Prospectus and this Letter of Transmittal and Consent (the “Letter of Transmittal and Consent”), which together constitute the Company’s offer (the “Offer”) to convert all of its outstanding 4.75% Convertible Subordinated Debentures due 2023 (the “Debentures”), to shares of Class A common stock, no par value (“Class A common stock”), of Dynegy Inc. and cash, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal and Consent. Registered holders of Debentures (“Holders”) who validly tender (and do not withdraw) their Debentures for conversion at or prior to the Expiration Date pursuant to the Offer will receive for each $1,000 principal amount of Debentures the following consideration (the “Offer Consideration”): (a) 242.6595 shares of Class A common stock issuable upon conversion of the Debentures, (b) a premium of $193.85 payable in cash and (c) accrued and unpaid interest from February 15, 2006 up to, but not including, the date of conversion. Holders who convert their Debentures in the Offer will receive a cash payment in lieu of the fractional shares of Class A common stock to which they would be entitled. The cash payment for fractional shares will be based upon the volume weighted average price of the Company’s Class A common stock during the five-day trading period immediately preceding the Expiration Date.

The Company is also soliciting consents from Holders (the “Consent Solicitation”) to amend the indenture under which the Debentures were issued (the “Indenture”) to eliminate the cross-default and cross-acceleration provisions contained in the Indenture (the “Proposed Amendments”), as more fully described in the Prospectus. If you tender your Debentures in the Offer, you must deliver (and by virtue of such tender, will be deemed to have delivered) a corresponding consent to the Proposed Amendments to the Indenture. Your completion, execution and delivery of this Letter of Transmittal and Consent will be deemed to constitute your consent to the Proposed Amendments with respect to the Debentures tendered hereby.

The Offer and Consent Solicitation is subject to the conditions set forth in the Prospectus under the caption “The Offer and Consent Solicitation—Conditions to the Offer and Consent Solicitation.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to accept for conversion any of the outstanding Debentures tendered by this Letter of Transmittal and Consent and, in such event, the outstanding Debentures not accepted for conversion will be returned to the undersigned at the address shown below the signature of the undersigned.

This Letter of Transmittal and Consent is to be used if the Holder desires to tender outstanding Debentures (i) by physical delivery of certificates representing such outstanding Debentures or by book-entry transfer to an account maintained by the Conversion Agent at The Depository Trust Company (“DTC”), according to the procedures set forth in the Prospectus under the caption “The Offer and Consent Solicitation—Procedure for Tendering Debentures and Delivering Consents” unless an Agent’s Message is transmitted in lieu thereof or (ii) according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Offer and Consent Solicitation—Procedure for Tendering Debentures and Delivering Consents—Guaranteed Delivery.”

The entire principal amount represented by the certificates for all Debentures delivered to the Conversion Agent will be deemed to have been tendered unless otherwise indicated.

The Holder must complete, execute and deliver this Letter of Transmittal and Consent to indicate the action such Holder desires to take with respect to the Offer and Consent Solicitation. Holders who wish to tender their Debentures must complete this Letter of Transmittal and Consent in its entirety.

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offer and Consent Solicitation, the undersigned hereby tenders to the Company for conversion the principal amount of outstanding Debentures described in the table entitled “Description of Debentures Tendered Hereby.” Subject to, and effective upon, the acceptance for conversion of the principal amount of the outstanding Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such outstanding Debentures.

The undersigned agrees and acknowledges that, by the execution and delivery of this Letter of Transmittal and Consent, the undersigned grants written consent to the Proposed Amendments to the Indenture with respect to the Debentures tendered hereby, and hereby also consents to the execution of a supplemental indenture implementing the Proposed Amendments to the Indenture. These amendments will eliminate the cross-default and cross-acceleration provisions of the Indenture, as more fully described in the Prospectus. The undersigned understands that the consent provided hereby shall remain in full force and effect unless and until such consent is revoked in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal and Consent. The undersigned understands that after the Expiration Date, no consents may be revoked.

The undersigned understands that tenders of Debentures in the Offer will be deemed to constitute the delivery of consents to the Proposed Amendments with respect to the Debentures tendered. The undersigned further understands that Holders may not tender Debentures in the Offer without delivering such consents.

Subject to, and effective upon, the Company’s acceptance for conversion of the principal amount of the outstanding Debentures tendered hereby, upon the terms and subject to the conditions of the Offer and Consent Solicitation, the undersigned hereby:

(1)	irrevocably sells, assigns and transfers to or upon the order of the Company or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a Holder of, all outstanding Debentures tendered hereby, such that thereafter it shall have no contractual or other rights or claims in law or equity against the Company or any fiduciary, trustee, fiscal agent or other person connected with the outstanding Debentures arising under, from or in connection with such outstanding Debentures;

(2)	waives any and all rights with respect to the outstanding Debentures tendered hereby (including, without limitation, any existing or past defaults and their consequences in respect of such outstanding Debentures);

(3)	irrevocably constitutes and appoints the Conversion Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Conversion Agent also acts as the agent of the Company) with respect to such Debentures with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver the tendered Debentures to the Company together with all accompanying evidences of transfer and authenticity to, or transfer the ownership of, such Debentures on the book entry account system maintained by DTC, or upon the order of, the Company, (b) present such Debentures for transfer of ownership on the books of the Company or the Wilmington Trust Company, as trustee (the “Trustee”), (c) cause such Debentures to be converted, and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures, all in accordance with the terms and conditions of the Offer, as more fully described in the Prospectus;

(4)	releases and discharges the Company and the Trustee from any and all claims the undersigned may have, now or in the future, arising out of or related to the outstanding Debentures tendered hereby,

including, without limitation, any and all claims that the undersigned is entitled to receive additional principal or interest payments with respect to the outstanding Debentures tendered hereby (other than accrued and unpaid interest on the outstanding Debentures) or to participate in any redemption or defeasance of the outstanding Debentures tendered hereby; and

(5)	acknowledges that it understands that tenders of outstanding Debentures pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and Consent and acceptance of such outstanding Debentures by the Company will, following such acceptance, constitute a binding agreement between the undersigned and the Company upon the terms and conditions of the Offer and Consent Solicitation.

The undersigned hereby represents, warrants and agrees that:

(1)	it has received the Prospectus;

(2)	it is the beneficial owner (as defined below) of, or a duly authorized representative of one or more such beneficial owners of, the outstanding Debentures tendered hereby and it has full power and authority to execute this Letter of Transmittal and Consent;

(3)	the outstanding Debentures being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and the Company will acquire good, indefeasible and unencumbered title to such outstanding Debentures, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by the Company;

(4)	it will not sell, pledge, hypothecate or otherwise encumber or transfer any outstanding Debentures tendered hereby from the date of this Letter of Transmittal and Consent and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

(5)	in evaluating the Offer and Consent Solicitation and in making its decision whether to participate therein by submitting this Letter of Transmittal and Consent and tendering its outstanding Debentures (and thereby delivering consent), the undersigned has made its own independent appraisal of the matters referred to in the Prospectus and in any related communications and is not relying on any statement, representation or warranty, express or implied, made to such Holder by the Company or the Conversion Agent other than those contained in the Prospectus (as amended or supplemented to the Expiration Date);

(6)	the execution and delivery of this Letter of Transmittal and Consent shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions of the Offer and Consent Solicitation;

(7)	the submission of this Letter of Transmittal and Consent to the Conversion Agent shall, subject to a Holder’s ability to withdraw its tender at or prior to the Expiration Date, and subject to terms and conditions of the Offer and Consent Solicitation generally, constitute the irrevocable appointment of the Conversion Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the outstanding Debentures tendered hereby (and thereby deliver the related consents to the Proposed Amendments) in favor of the Company or such other person or persons as they may direct and to deliver such form(s) of transfer and other document(s) in the attorney’s and/or agent’s discretion and the certificate(s) and other document(s) of title relating to such outstanding Debentures’ registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Offer, and to vest in the Company or its nominees such outstanding Debentures; and

(8)	the terms and conditions of the Offer and Consent Solicitation shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal and Consent.

The representations and warranties and agreements of a Holder tendering outstanding Debentures shall be deemed repeated and reconfirmed on and as of the Expiration Date and the Payment Date. For purposes of this Letter of Transmittal and Consent, the “beneficial owner” of any outstanding Debentures shall mean any Holder that exercises sole investment discretion with respect to such outstanding Debentures.

The undersigned understands that tenders may be withdrawn (and the related consents revoked) at any time at or prior to the Expiration Date. The undersigned further understands that tenders may not be withdrawn (or the related consents revoked) after the Expiration Date unless we terminate the Offer without converting any Debentures thereunder.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Unless otherwise indicated herein under the box entitled “Special Issuance Instructions” below, outstanding Debentures not tendered or accepted for conversion, shares of Class A common stock issued upon conversion of tendered Debentures and checks for payment of the cash portion of the Offer Consideration and any cash in lieu of fractional shares, will be issued in the name of the undersigned. In the case of a book-entry delivery of such outstanding Debentures, the Conversion Agent will credit the account maintained by DTC with any Debentures not tendered. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” to transfer any outstanding Debentures from the name of the registered Holder thereof if the Company does not accept for conversion any of the principal amount of such outstanding Debentures so tendered.

TENDERS OF DEBENTURES IN THE OFFER WILL BE DEEMED TO CONSTITUTE THE DELIVERY OF CONSENTS TO THE PROPOSED AMENDMENTS WITH RESPECT TO THE DEBENTURES TENDERED. HOLDERS MAY NOT TENDER DEBENTURES IN THE OFFER WITHOUT DELIVERING CONSENTS.

HOLDERS WHO TENDER DEBENTURES WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS WITH RESPECT TO THE DEBENTURES.

List below the outstanding Debentures to which this Letter of Transmittal and Consent relates. If the space provided below is inadequate, the certificate or registration numbers and principal amounts should be listed on a separately signed schedule affixed hereto. Tenders of outstanding Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000.

DESCRIPTION OF DEBENTURES TENDERED HEREBY
Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Debentures (Please fill in)	Series and Certificate Number(s)*	Aggregate Principal Amount Represented by Outstanding Debentures	Principal Amount Tendered

Total

*	Need not be completed by book-entry holders.

METHOD OF DELIVERY

☐	CHECK HERE IF CERTIFICATES FOR TENDERED DEBENTURES ARE ENCLOSED

☐	CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name	of Tendering Institution
Account	Number
Transaction	Code Number

Holders who desire to tender outstanding Debentures for conversion and who cannot comply with the procedures for tender set forth in the Prospectus under the caption “The Offer and Consent Solicitation— Procedure for Tendering Debentures and Delivering Consents” on a timely basis or whose outstanding Debentures are not immediately available must tender their outstanding Debentures according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Offer and Consent Solicitation— Procedure for Tendering Debentures and Delivering Consents—Guaranteed Delivery.”

☐	CHECK HERE IF TENDERED OUTSTANDING DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

If delivered by book-entry transfer:

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND UNCONVERTED OUTSTANDING DEBENTURES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

PLEASE SIGN ON THIS PAGE

(To be completed by all tendering Holders regardless of whether Debentures are being physically delivered herewith, unless an Agent’s Message is delivered in connection with a book-entry transfer of such Debentures)

This Letter of Transmittal and Consent must be signed by the registered Holder(s) of outstanding Debentures exactly as their name(s) appear(s) on certificate(s) for outstanding Debentures or on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal and Consent, including such opinions of counsel, certifications and other information as may be required by the Company or the trustee for the outstanding Debentures. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Conversion Agent of such person’s authority to so act. See Instruction 5 below. If the signature appearing below is not of the registered Holder(s) of the outstanding Debentures, then the registered Holder(s) must sign a valid power of attorney.

X

X

(Signature(s) of Holder(s) or Authorized Signatory)

Dated:

Name(s):

(Please print)

Capacity

Address

(Including Zip Code)

Area Code and Telephone No.: (        )

Tax Identification or Social Security No.:

SIGNATURE GUARANTEE (See Instructions 2 and 5 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including Zip Code) and Telephone Number (including Area Code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 through 8)

To be completed ONLY if (i) certificates for outstanding Debentures in a principal amount not tendered or accepted for conversion, or shares of Class A common stock (and checks for payment of the cash portions of the Offer Consideration and any cash in lieu of fractional shares), are to be issued in the name of someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal and Consent or issued to an address different from that shown in the box entitled “Description of Outstanding Debentures Tendered Hereby” in this Letter of Transmittal and Consent, or (ii) outstanding Debentures in book-entry form in a principal amount not tendered or accepted for conversion are to be returned by credit to an account maintained at DTC other than the account indicated above.

☐  Issue Certificates representing Class A common stock and other Offer Consideration to:

☐  Issue Returned Outstanding Debentures to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 through 8)

To be completed ONLY if certificates for shares of Class A common stock (and checks for payment of the cash portions of the Offer Consideration and any cash in lieu of fractional shares) issued in the name of the undersigned, or certificates for outstanding Debentures in a principal amount not tendered or accepted for conversion, are to be sent to someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal and Consent to an address different from that shown in the box entitled “Description of Debentures Tendered Hereby” in this Letter of Transmittal and Consent.

☐  Deliver Outstanding Debentures to:

☐  Deliver Certificates representing Class A common stock and other Offer Consideration to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

Is this a permanent address change? (check one box)

☐  Yes     ☐  No

INSTRUCTIONS TO LETTER OF TRANSMITTAL AND CONSENT

(Forming part of the terms and conditions of the Offer and Consent Solicitation)

1. Delivery of this Letter of Transmittal and Consent and Debentures. This Letter of Transmittal and Consent is to be completed by Holders of outstanding Debentures if certificates representing such Debentures are to be forwarded herewith, or, unless an Agent’s Message is utilized, if tender is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under “The Offer and Consent Solicitation—Procedure for Tendering Debentures and Delivering Consents.” For a Holder to properly tender Debentures pursuant to the Offer, a properly completed and duly executed Letter of Transmittal and Consent (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted Agent’s Message in the case of a book entry transfer, must be received by the Conversion Agent at its address set forth herein at or prior to the Expiration Date, and either (1) certificates representing such Debentures must be received by the Conversion Agent at its address, or (2) such Debentures must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under “The Offer and Consent Solicitation—Procedure for Tendering Debentures and Delivering Consents” and a book-entry confirmation must be received by the Conversion Agent at or prior to the Expiration Date. A Holder who desires to tender Debentures and who cannot comply with procedures set forth herein for tender on a timely basis or whose Debentures are not immediately available must comply with the guaranteed delivery procedures discussed below.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT, THE OUTSTANDING DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS TO THE CONVERSION AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE CONVERSION AGENT. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE CONVERSION AGENT BEFORE THE EXPIRATION OF THE OFFER AND PROPER INSURANCE SHOULD BE OBTAINED. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY DEBENTURES, LETTER OF TRANSMITTAL AND CONSENT OR OTHER REQUIRED DOCUMENT TO THE COMPANY.

If a Holder desires to tender outstanding Debentures pursuant to the Offer and (1) certificates representing such Debentures are not immediately available, (2) time will not permit such Holder’s Letter of Transmittal and Consent, certificates representing such Debentures or other required documents to reach the Conversion Agent at or prior to the Expiration Date, or (3) the procedures for book-entry transfer (including delivery of an Agent’s Message) cannot be completed at or prior to the Expiration Date, such Holder may nevertheless tender such Debentures with the effect that such tender will be deemed to have been received at or prior to the Expiration Date if the guaranteed delivery procedures set forth in the Prospectus under “The Offer and Consent Solicitation—Procedure for Tendering Debentures and Delivering Consents—Guaranteed Delivery” are followed. Pursuant to such procedures, (a) the tender must be made by or through an Eligible Institution (as defined below), (b) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Company herewith, or an Agent’s Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Conversion Agent at or prior to the Expiration Date, and (c) the certificates for the tendered Debentures, in proper form for transfer (or a book-entry confirmation of the transfer of such Debentures into the Conversion Agent’s account at DTC as described in the Prospectus) together with a Letter of Transmittal and Consent (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal and Consent, or a properly transmitted Agent’s Message, must be received by the Conversion Agent within three business days after the Expiration Date, unless we, in our sole discretion, accept receipt after such third business day.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Conversion Agent (or electronically in the case of an Agent’s Message with respect to a guaranteed delivery) and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For outstanding Debentures to be properly tendered pursuant to the guaranteed delivery procedures, the Conversion Agent must receive a Notice of Guaranteed Delivery at or prior to the Expiration Date. As used herein, “Eligible Institution” means a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. (“NASD”), a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

2. Guarantee of Signatures. Signatures on this Letter of Transmittal and Consent must be guaranteed by a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”) unless the Debentures tendered hereby are tendered (1) by a registered Holder of Debentures (or by a participant in DTC whose name appears on a security position listing as the owner of such Debentures) who has signed this Letter of Transmittal and Consent and who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” on the Letter of Transmittal and Consent, or (2) for the account of an Eligible Institution. If the Debentures are registered in the name of a person other than the signer of the Letter of Transmittal and Consent or if Debentures in a principal amount not tendered or accepted for payment are to be returned to, or are to be issued to, or if Offer Consideration is to be paid to, a person other than the registered Holder (or if any Debentures in book-entry form and held by a participant in DTC in a principal amount not tendered or accepted for payment are to be credited to another participant’s account at DTC), then the signature on this Letter of Transmittal and Consent accompanying the tendered Debentures must be guaranteed as described above. Beneficial owners whose Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Debentures. See “The Offer and Consent Solicitation—Procedure for Tendering Debentures and Delivering Consents” in the Prospectus.

3. Withdrawal of Tenders. Except as otherwise provided in the Prospectus, tenders of Debentures may be withdrawn at any time on or prior to the Expiration Date. For a withdrawal of tendered Debentures to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the Conversion Agent at or prior to the Expiration Date at its address set forth on the cover of this Letter of Transmittal and Consent. Any such notice of withdrawal must (1) specify the name of the person who tendered the Debentures to be withdrawn, (2) identify the Debentures to be withdrawn, including, if applicable, the registration number or numbers and the total principal amount of such Debentures, (3) be signed by the Holder of such Debentures in the same manner as the original signature on the Letter of Transmittal and Consent by which such Debentures were tendered (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of the Debentures into the name of the person withdrawing such Debentures, (4) specify the name in which any such Debentures are to be registered, if different from that of the registered Holder, and (5) if the Debentures were tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at DTC to be credited, if different from that of the depositor. If the Debentures to be withdrawn have been delivered or otherwise identified to the Conversion Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

Any permitted withdrawal of Debentures may not be rescinded. Any Debentures properly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, properly withdrawn Debentures may be retendered by following one of the procedures described in the Prospectus under the caption “The Offer and Consent Solicitation—Procedure for Tendering Debentures and Delivering Consents” at any time prior to the Expiration Date.

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, the Conversion Agent nor any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

4. Partial Tenders. Tenders of Debentures pursuant to the Offer will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000. If less than the entire principal amount of any Debentures evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled “Description of Debentures Tendered Hereby” herein. The entire principal amount represented by the certificates for all Debentures delivered to the Conversion Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Debentures held by the Holder is not tendered, or if a portion of the tendered Debentures is not accepted, new certificates for the principal amount of Debentures not tendered or not accepted will be issued (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal and Consent (see Instruction 6), as soon as practicable following the Expiration Date.

5. Signature on this Letter of Transmittal and Consent; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal and Consent is signed by the registered Holder(s) of the outstanding Debentures tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in DTC whose name is shown as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Debentures.

If any of the Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Consent.

If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and Consent and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal and Consent is signed by the Holder, and the certificates for any principal amount of Debentures not tendered or accepted for conversion are to be issued (or if any principal amount of Debentures that are not tendered or accepted for payment are to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered Holder, then the registered Holder need not endorse any certificates for tendered Debentures nor provide a separate bond power. In any other case (including if this Letter of Transmittal and Consent is not signed by the registered Holder), the registered Holder must either properly endorse the certificates for Debentures tendered or transmit a separate properly completed bond power with this Letter of Transmittal and Consent (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Debentures, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Debentures, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution, and must also be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Debentures may require. See Instruction 2.

Endorsements on certificates for Debentures and signatures on bond powers provided in accordance with this Instruction 5 by registered Holders not executing this Letter of Transmittal and Consent must be guaranteed by a Medallion Signature Guarantor. See Instruction 2.

If this Letter of Transmittal and Consent or any certificates representing Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depository, in its sole discretion, of their authority so to act must be submitted with this Letter of Transmittal and Consent.

6. Special Issuance and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Debentures for principal amounts not tendered or accepted for payment, or shares of Class A common stock (and the cash portions of the Offer Consideration and any cash in lieu of fractional shares), are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal and Consent. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering by book-entry transfer may request that outstanding Debentures not purchased be credited to such account maintained at DTC as such Holder may designate. If no instructions are given, Debentures not tendered or accepted for payment will be returned to, and shares of Class A common stock (and the cash portions of the Offer Consideration and any cash in lieu of fractional shares) will be sent to, the registered Holder of the Debentures tendered. For Holders of Debentures tendered by book entry transfer, Debentures not tendered or accepted for payment will be returned by crediting the account at DTC designated above.

7. Taxpayer Identification Number and Substitute Form W-9. Federal income tax law generally requires that each tendering Holder provide the Conversion Agent with its correct taxpayer identification number, which, in the case of a Holder who is an individual, is his or her social security number. If the Conversion Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the Holder may be subject to backup withholding (currently at a rate of 28%) with respect to the reportable payments made with respect to the Debentures and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, each Holder tendering outstanding Debentures must provide such Holder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such Holder is awaiting a taxpayer identification number), and that either (i) such Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding.

If the Holder tendering outstanding Debentures does not have a taxpayer identification number, such Holder should consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for instructions on applying for a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certification of Awaiting Taxpayer Identification Number set forth herein. If the Holder tendering outstanding Debentures does not provide such Holder’s taxpayer identification number to the Conversion Agent within 60 days, backup withholding will begin and continue until such Holder furnishes such Holder’s taxpayer identification number to the Conversion Agent. Note: Writing “Applied For” on the form means that the Holder tendering outstanding Debentures has already applied for a taxpayer identification number or that such Holder intends to apply for one in the near future.

If the outstanding Debentures are registered in more than one name or are not in the name of the actual owner, consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which taxpayer identification number to report.

Exempt Holders tendering outstanding Debentures (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder tendering outstanding Debentures must enter its correct taxpayer identification number in Part 1 of the Substitute Form W-9, write “Exempt” in the empty box to the right of Part 1 of such form and sign and date the form. See the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, Form W-8ECI, Form W-8IMY or Form W-8EXP, as applicable, signed under penalty of perjury, attesting to such exempt status. Such form may be obtained from the Conversion Agent.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

8. Transfer Taxes. The Company will pay all transfer taxes, if any, required to be paid by it in connection with the transfer of the outstanding Debentures pursuant to the Offer. If, however, outstanding Debentures in principal amounts not tendered or accepted for payment, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the outstanding Debentures tendered, or if a transfer tax is imposed for any reason other than the payment for the outstanding Debentures in connection with the Offer, then the amount of any transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the Letter of Transmittal and Consent, the amount of such transfer taxes will be deducted from any payment made to such tendering Holder. If transfer taxes are imposed for any reason other than for one which the Company has agreed to pay the transfer taxes hereunder, the Holder agrees to be responsible for and indemnify and hold the Company harmless against such transfer taxes, except to the extent such transfer taxes are deducted from a payment made to such Holder.

9. Mutilated Lost, Stolen or Destroyed Outstanding Debentures. If any certificate representing outstanding Debentures has been mutilated, lost, stolen or destroyed, the Holder should promptly contact Wilmington Trust Company, the Trustee and Conversion Agent, at the address or telephone number indicated on the cover page of this Letter of Transmittal and Consent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and Consent and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

10. Irregularities. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of Debentures pursuant to the procedures described in the Prospectus and the form and validity of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the right, in its sole discretion, to reject any or all tenders of any Debentures determined by it not to be in proper form or the acceptance of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right, in its sole discretion subject to applicable law, to waive any defect or irregularity in the tender of any particular Debentures so long as it treats each Holder of Debentures equally. The Company’s interpretations of the terms and conditions of the Offer (including, without limitation, the instructions in this Letter of Transmittal and Consent) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. Each tendering Holder, by execution of a Letter of Transmittal and Consent (or a manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender. Tenders of such Debentures shall not be deemed made until such irregularities have been cured or waived. Any Debentures received by the Conversion Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Conversion Agent to the tendering Holders, unless such Holders have otherwise provided herein, promptly following the Expiration Date. None of the Company, any of its affiliates, the Conversion Agent, the dealer manager or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to Holders for failure to give such notification.

11. Questions, Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Conversion Agent at one of the addresses or the telephone numbers listed on the back cover of this Letter of Transmittal and Consent. Additional copies of the Prospectus, this Letter of Transmittal and Consent or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Conversion Agent, the Information Agent, or from your broker, dealer, commercial bank, trust company or other nominee.

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING DEBENTURES OR A BOOK ENTRY—CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE CONVERSION AGENT AT OR PRIOR TO THE EXPIRATION DATE.

PAYER’S NAME:

Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

For individuals, this is your social security number (“SSN”). Resident aliens that do not have to receive not a or are eligible SSN may use their individual TIN. For other entities, this is your employer identification number (“TIN”). For sole proprietorships, either your SSN or TIN may be used. Refer to Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for further clarification. If you do not have a TIN, see instructions on how to obtain a TIN on page 2 of the Guidelines, check the appropriate box in Part 3 below indicating that you are awaiting a TIN and certify by signing and dating the Certification below. If you are exempt from backup withholding, please write “Exempt” in the box at the right and certify by signing and dating the Certification below.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Identification Number (TIN)	Social Security Number or
Employer Identification Number
Part 3—Awaiting TIN ☐
Part 2—CERTIFICATION—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING

SIGNATURE DATE NAME (Please Print) NAME (Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature                                                                                                Date

Name (Please Print)

Address (Please Print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

For this Type of Account:			Give the TAXPAYER IDENTIFICATION NUMBER of:	For this Type of Account:		Give the TAXPAYER IDENTIFICATION NUMBER of:

1.	Individual		The individual	8.	Corporation or other entity electing corporate status on Form 8832	The corporation

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account (1)	9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor (2)	10.	Partnership	The partnership

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	11.	A broker or registered nominee	The broker or nominee

	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	12.	Account with the Department of Agriculture in the name of a public entity that receives agricultural program payments	The public entity

5.	Sole proprietorship		The owner (3)

6.	Single-owner LLC		The owner (3)

7.	A valid trust, estate, or pension trust		The legal entity (4)

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s social security number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Show the name of the owner. Either the social security number or employee identification number of the owner or the employer identification number for the entity (if you have one) may be used.
(4)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code.

Obtaining a Number

If you don’t have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

Payees Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	A corporation.

(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(3)	The United States or any of its agencies or instrumentalities.

(4)	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)	An international organization or any of its agencies or instrumentalities.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Privacy Act Notice. Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of

Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal or state agencies to enforce federal non-tax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% under current law on payments of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

(1)	Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Conversion Agent for the Offer and Consent Solicitation is:

Wilmington Trust Company

By Registered or Certified Mail; Hand or Overnight Delivery: Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-1615 Attention: Alisha Clendaniel	By Facsimile Transmission (for Eligible Institutions Only): (302) 636-4139 To confirm by telephone or for information: (302) 636-6470

The Information Agent for the Offer and Consent Solicitation is:

Global Bondholder Services Corporation

65 Broadway—Suite 704

New York, NY 10006

Attention: Corporate Actions

Banks and brokers: (212) 430-3774

Toll free: (866) 470-4200

The Dealer Manager for the Offer and Consent Solicitation is:

Citigroup Global Markets Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Equity-Linked Capital Markets

Telephone: (800) 655-7450 (toll-free)

(212) 723-7450 (collect)